                                                                     EXHIBIT 4.4

                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of the 1st day of February, 1996, by and between EINSTEIN BROS. BAGELS, INC., a Delaware corporation (the "Company"), and each owner of securities of the Company (and each owner of securities of any subsidiary of the Company) listed on Exhibit A hereto and each owner of securities of the Company who executes, with the written agreement of the Company, a counterpart of this Agreement (each referred to herein individually as a "Stockholder" and collectively referred to herein as "Stockholders").

                                  Witnesseth:

     WHEREAS, the Company has agreed to provide Stockholders with certain registration rights as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

                                   Article 1

                              Certain Definitions

     1.1 "BUSINESS DAY" means any day on which The New York Stock Exchange is open for trading.

     1.2 "COMMON STOCK" means the common stock, $.01 par value, of the Company.

     1.3 "ELIGIBLE PIGGYBACK REGISTRATION" means any of the first four occasions the Company proposes to register any shares of Common Stock in any manner which would permit registration of Eligible Securities for public sale under the Securities Act, other than any offering described in Sections 2.1(a) through (f). If the Company terminates any Eligible Piggyback Registration prior to its effectiveness or if the Stockholders are unable to sell at least 90% of the Eligible Securities they had requested to sell in any Eligible Piggyback Registration, that registration will not constitute an Eligible Piggyback Registration.

     1.4 "ELIGIBLE SECURITIES" means all or any portion of the Common Stock owned by the Stockholders and all other securities issued with respect thereto by reason of dividends, stock splits, combinations or similar transactions. As to any proposed offer or sale of Eligible Securities, such securities shall cease to be Eligible Securities with respect to such proposed offer or sale when
(i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities are permitted to be sold pursuant to Rule 144 (or any successor provision to such Rule) under the Securities Act,
(iii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act, or (iv) a written opinion of counsel of the Company addressed to the Stockholders to the effect that such securities may be sold publicly without registration under the Securities Act has been delivered.

     1.5 "PERSON" means an individual, a partnership (general or limited), corporation, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

     1.6 "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following: (i) the fees, disbursements and expenses of the Company's counsel(s), accountants and experts in connection with the registration of Eligible Securities to be disposed of under the Securities Act; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities to be disposed of; (iv) SEC or blue sky registration fees attributable to Eligible Securities; (v) all expenses in connection with the qualification of Eligible Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys;
(vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Eligible Securities to be disposed of; and (vii) fees and expenses incurred in connection with the listing of Eligible Securities on each securities exchange on which securities of the same class are then listed; provided, however, that Registration Expenses with respect to any Eligible Registration pursuant to this Agreement shall not include underwriting discounts or commissions attributable to Eligible Securities or transfer taxes applicable to Eligible Securities.

     1.7 "RESALE REGISTRATION" shall have the meaning set forth in Article 3 hereof.

     1.8  "SEC"  means the Securities and Exchange Commission.

     1.9 "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

     2.0 "SELLING STOCKHOLDER" means any Stockholder requesting the registration of Eligible Securities registered pursuant to Article 2 or Article 3 hereof.

                                   Article 2

                            Piggyback Registrations

     2.1 NOTICE AND REGISTRATION. If the Company proposes to register any shares of Common Stock for public sale under the Securities Act in an Eligible Registration, it will give prompt written notice to Stockholders of its intention to do so, and upon the written request of each Stockholder delivered to the Company within ten (10) Business Days after the giving of any such notice by the Company (which request shall specify the number of Eligible Securities intended to be disposed of by the Selling Stockholder and the intended method of disposition thereof) the Company will use all reasonable efforts to effect, in connection with the registration of its Common Stock in such Eligible Registration, the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by the Selling Stockholders, to the extent required to permit the public sale (in accordance with the intended method or methods thereof as aforesaid) of Eligible Securities so to be registered, provided that:

          (a) if, at any time after giving such written notice of its intention to register any Common Stock and prior to the effective date of the registration statement filed in connection with such Eligible Registration, the Company shall determine for any reason not to register the Common Stock, the Company may, at its election, give written notice of such determination to Stockholders and thereupon the Company shall be relieved of its obligation to register such Eligible Securities in connection with the registration of such Common Stock (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 2.2);

          (b) The Company will not be required to effect any registration pursuant to this Article 2 if the Company shall have been advised in writing by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with the public offering of the Common Stock by the Company that, in such firm's opinion, a registration of shares of Common Stock of the Stockholders pursuant to this Article 2 at that time may materially and adversely affect the Company's own scheduled offering;

          (c) The Company shall not be required to effect any registration of Eligible Securities under this Article 2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit plans;

          (d) The Company shall not be required to effect any registration of Eligible Securities under this Article 2 incidental to an initial public offering of shares of Common Stock of the Company;

          (e) The Company shall not be required to effect any registration of Eligible Securities under this Article 2 incidental to the filing of a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC;

          (f) In no event shall the Company be required to register Eligible Securities if, in the reasonable judgment of the Company, the amount of Eligible Securities for which registration has been requested does not justify the effort and/or expense to the Company of effecting such registration.

     2.2 REGISTRATION EXPENSES. The Company (as between the Company and the Selling Investors) shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Article 2.

                                   Article 3

                              Resale Registration

     3.1 NOTICE AND REGISTRATION. The Company hereby agrees to file under the Securities Act, within the 13-month period immediately following its initial public offering of shares of Common Stock ("Resale Registration Period"), a registration statement on Form S-1 or any similar long-form registration statement or Form S-3 or any similar short-form registration statement, at its election, to register all Eligible Securities for which the Company has received notice of intent to register by Selling Stockholders pursuant to this Article 3, whether in connection with a primary registration of its Common Stock or otherwise ("Resale Registration"). The Company shall have the right to select the timing of the Resale Registration within the Resale Registration Period. When the Company proposes to file a registration statement for the Resale Registration, it will give written notice to Stockholders of its intention to do so. Each Stockholder shall have ten (10) Business Days from the receipt of such notice to notify the Company in writing of his intention to have the Company include in the Resale Registration his Eligible Securities (which notice shall specify the number of Eligible Securities intended to be disposed of by the Selling Stockholder). The Company shall thereafter promptly prepare and file with the SEC the registration statement to effect the Resale Registration and shall use its reasonable best efforts to cause such registration statement to become effective.

     3.2 RESTRICTIONS ON RESALE REGISTRATION. The Company shall not be obligated to effect the Resale Registration (i) in the event that the aggregate offering value of the Eligible Securities to be registered in the Resale Registration does not equal or exceed $2,000,000 or (ii) within three months after the effective date of a previous Eligible Piggyback Registration in which Eligible Securities were registered and the Selling Stockholders selling thereon were able to sell at least 80% of the Eligible Securities they had requested to sell in such Eligible Piggyback Registration. In the event that the Company does not effect a Resale Registration because the value of the Eligible Securities to be registered in the Resale Registration does not equal or exceed $2,000,000, the Company's obligation to file a registration statement for a Resale Registration shall be terminated. In addition, the Company may postpone for up to three months the filing or effectiveness of a registration statement for a Resale Registration if the Company believes that such Resale Registration could reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided, however, that immediately following such postponement, the Company shall file or request effectiveness of the Resale Registration notwithstanding the expiration of the Resale Registration Period.

     3.3 REGISTRATION EXPENSES. The Company (as between the Company and the Selling Stockholders) shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Article 3.

     3.4 HOLDBACK AGREEMENTS. Each of the Selling Stockholders in a Resale Registration shall agree, at the request of the Company, not to effect the sale of more than 70% of the Eligible Securities registered or to be registered by such Selling Stockholder in the Resale Registration (such number of shares to be determined by the Company) (collectively, "Holdback Securities") during the period commencing on the effective date of the registration statement for the Resale Registration and ending on the earlier of (i) the date that the Holdback Securities are permitted to be sold pursuant to Rule 144 and (ii) the six month anniversary of the effective date of the registration statement for the Resale Registration.

                                   Article 4

                            Registration Procedures

     4.1  REGISTRATION AND QUALIFICATION.

     (a) If and whenever the Company is required to use reasonable commercial efforts to effect the registration of any Eligible Securities under the Securities Act as provided in Article 2 hereof, the Company will as promptly as is practicable register the Eligible Securities under the Securities Act and use reasonable commercial efforts to cause the registration statement to become effective;

     (b) The Company shall prepare and file with the SEC such amendments and supplements to any registration statement registering Eligible Securities and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, and comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities, until the earlier of such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Selling Stockholders as set forth in the registration statement or (i) with respect to an Eligible Piggyback Registration, the expiration of thirty (30) days after such registration statement has become effective (or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Eligible Securities by an underwriter or dealer), or (ii) with respect to the Resale Registration, the expiration of three years after the date such registration statement has become effective; provided, however, that in the event that the Company shall notify the Selling Stockholders of the happening of any event which would cause the prospectus included as part of such registration statement, as then in effect, to include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Selling

Stockholder shall thereafter sell no shares under such registration statement until the Company has filed an amendment or supplement to the prospectus to cause the prospectus not to include an untrue statement of a material fact or omit to state any material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall be obligated to promptly amend or supplement the prospectus so that the prospectus does not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (c) The Company will use its reasonable best efforts to register or qualify such Eligible Securities under the blue sky laws of such jurisdictions as any Selling Stockholder reasonably requests and to do any and all other acts which may be reasonably necessary to enable such Selling Stockholder to consummate the disposition in such jurisdictions of the Eligible Securities owned by such Selling Stockholder (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

     (d) The Company may require the Selling Stockholders to furnish to the Company such information regarding the Selling Stockholders and the distribution of the Eligible Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration;

     (e) The Company shall provide to each Selling Stockholder an opportunity to review the registration statement and any amendments thereto prior to the filing of the registration statement or such amendment with the SEC;

     (f) The Company shall provide to each Selling Stockholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Stockholder may reasonably request in order to facilitate the disposition of the Eligible Securities registered pursuant to such registration statement.

     (g) The Company will provide a transfer agent and registrar for all Eligible Securities not later than the effective date of the registration statement.

     4.2 UNDERWRITING. In the event that any registration pursuant to Article 2 or Article 3 hereof shall involve, in whole or in part, an underwritten offering, the Company may require Eligible Securities requested to be registered pursuant to Article 2 or Article 3 to be included in such underwriting on the same terms and conditions as shall be applicable to the Common Stock being sold through underwriters under such registration. In such case, the holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement. Such agreement shall contain such representations and warranties by the Selling Stockholders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article 5. The representations and warranties in such underwriting agreement by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Eligible Securities.

                                   Article 5

                                Indemnification

     5.1 INDEMNIFICATION.

     (a) In the event of any registration of any Eligible Securities hereunder, the Company will enter into the customary indemnification arrangements to indemnify and hold harmless each Stockholder who exercises his registration rights hereunder and, to the extent applicable, its directors and officers, its partners, its trustees and each Person who controls any of such Persons, each Person who participates as an underwriter in the offering or sale of any Eligible Securities, and each Person, if any, who controls such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will promptly reimburse each such Person for any legal or any other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company or such underwriter by such Selling Stockholders expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Selling Stockholders or any such Person and shall survive the transfer of such securities by the Selling Stockholders.

     (b) The Selling Stockholders, by virtue of exercising their registration rights hereunder, agree and undertake to enter into customary indemnification arrangements to severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (a) of this Article 5) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, and each Person who participates as an underwriter in the offering or sale of such securities, each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any final prospectus included therein, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished by such Selling Stockholders to the Company expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of the registered securities by the Selling Stockholders and the expiration of this Agreement

     (c) Indemnification similar to that specified in the preceding subdivisions of this Article 5 (with appropriate modifications) shall be given by the Company and the Selling Stockholders with respect to any required registration or other qualification of such Eligible Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

                                   Article 6

                                   Benefits

     6.1  BENEFITS OF REGISTRATION RIGHTS.  Subject to the limitations of
Section 2.1 hereof, Stockholders may severally or jointly exercise the registration rights hereunder in such manner and in such proportion as they shall agree among themselves.

     6.2 QUALIFICATION FOR RULE 144 SALES. Upon the written request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with the filing requirements described in Rule 144(c)(1).

                                   Article 7

                                 Miscellaneous

     7.1 CAPTIONS. The captions or headings in this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement.

     7.2 SEVERABILITY. If any clause, provision or section of this Agreement shall be invalid or unenforceable, the invalidity or unenforceability of such clause, provision or section shall not affect the enforceability or validity of any of the remaining clauses, provisions or sections hereof to the extent permitted by applicable law.

     7.3 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware, without reference to its rules as to conflicts or choice of laws.

     7.4 MODIFICATION AND AMENDMENT. This Agreement may not be changed, modified, discharged or amended, except by an instrument signed by the holders of at least 75% of the Eligible Securities; provided, however, that the provisions of Article 3 herein may not be changed, modified, discharged or amended, except by an instrument signed by the holders of 100% of the Eligible Securities.

     7.5 NO SUPERIOR REGISTRATION RIGHTS AGREEMENT. The Company has not entered into, and will not hereafter enter into, any registration rights agreement with respect to its Common Stock granting registration rights that are superior to the registration rights granted hereby. The Company may grant registration rights that are pari passu with the registration rights granted hereby.

     7.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     7.7 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter herein.

     7.8 NOTICES. All notices, requests, demands, consents and other communications required or permitted to be given pursuant to this Agreement shall be in writing and delivered by hand, by overnight courier delivery service or by certified mail, return receipt requested, postage prepaid. Notices shall be deemed given when actually received, which shall be deemed to be not later than the next Business Day if sent by overnight courier or after five (5) Business Days if sent by mail. Notice to Stockholders shall be made to the address listed on the stock transfer records of the Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.

                                Einstein Bros. Bagels, Inc.


                                By:  /s/ Joel M. Alam
                                     -------------------------------------

                                Title:  Vice President
                                        ----------------------------------


                                Stockholders Signature Pages Attached

                        STOCKHOLDER SIGNATURE PAGES TO

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


/s/ Authorized Signatory                /s/ Mark R. Goldston
- -------------------------------------   -------------------------------------
Bank of America Illinois,               Mark R. Goldston
as trustee of the Hayden GST
Trust u/a dated 12/28/95


/s/ Mark W. Stephens
- -------------------------------------   -------------------------------------
Mark W. Stephens                        DNB, L.P.


/s/ David G. Wurfel                     /s/ Joel M. Alam
- -------------------------------------   -------------------------------------
David G. Wurfel                         Joel M. Alam


                                        /s/ Bernadette M. Dennehy
                                        -------------------------------------
                                        Bernadette M. Dennehy


/s/ Authorized Signatory                /s/ Albert S. Baldocchi
- -------------------------------------   -------------------------------------
Altgeld Management Corporation          Albert S. Baldocchi


                                        /s/ Anne M. Baldocchi
                                        -------------------------------------
                                        Anne M. Baldocchi


/s/ Authorized Signatory                /s/ Authorized Signatory
- -------------------------------------   -------------------------------------
B.B. Investments. Ltd.                  B&B Holdings, Inc.


/s/ Michael J. Beaudoin                 /s/ Scott A. Beck
- -------------------------------------   -------------------------------------
Michael J. Beaudoin                     Scott A. Beck


/s/ Robert Bielinski                    /s/ Charles A. Brickman
- -------------------------------------   -------------------------------------
Robert Bielinski                        Charles A. Brickman
                                        Trustee Under Trust dated 6/1/88


/s/ Daniel V. Colangelo                 /s/ Kyle T. Craig
- -------------------------------------   -------------------------------------
Daniel V. Colangelo                     Kyle T. Craig


/s/ Chris B. Dodge                      /s/ Craig J. Duchossois
- -------------------------------------   -------------------------------------
Chris B. Dodge                          Craig J. Duchossois


/s/ F. Warren Ellish                    /s/ Julius Frankel
- -------------------------------------   -------------------------------------
F. Warren Ellish                        Julius Frankel


/s/ Authorized Signatory                /s/ Stuart Fullinwider
- -------------------------------------   -------------------------------------
Frontenac VI Limited Partnership        Stuart Fullinwider
By:  Frontenac Company,
     its General Partner


/s/ Mark X. Hayden                      /s/ Theordore P. Heininger
- -------------------------------------   -------------------------------------
Mark X. Hayden                          Theodore P. Heininger

                        STOCKHOLDER SIGNATURE PAGES TO

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

/s/ Barbara K. Huth                     /s/ Charles A. Lewis
- -------------------------------------   -------------------------------------
Barbara K. Huth                         Kathryn C. Lewis Trust UA 6/14/93
                                        By:  Trustee


/s/ Charles A. Lewis                    /s/ Jeffrey A. Klein
- -------------------------------------   -------------------------------------
Lisa A. Sebring Trust UA 6/14/93        Jeffrey A. Klein
By:  Trustee


/s/ John W. Croghan                     /s/ Authorized Signatory
- -------------------------------------   -------------------------------------
John W. Croghan Trust dated 12/28/82    LaSalle National Trust, N.A.,
By:  John W. Croghan, Trustee           as Trustee for Bell, Boyd & Lloyd
                                        Retirement Plan
                                        Account FBO Paul A. Strasen


/s/ Lowell H. Lebermann                 /s/ Gerard Lewis
- -------------------------------------   -------------------------------------
Lowell H. Lebermann                     Gerard Lewis


/s/ Peter C. Lewis                      /s/ Fredrick W. Ley
- -------------------------------------   -------------------------------------
Peter C. Lewis                          Fredrick W. Ley


/s/ Mark Link                           /s/ Daniel C. Marino, Jr.
- -------------------------------------   -------------------------------------
Mark Link                               Daniel C. Marino, Jr.


/s/ Andrew J. Filipowski                /s/ Authorized Signatory
- -------------------------------------   -------------------------------------
Andrew J. Filipowski                    Platinum Venture Partners II, L.P.
                                        By:  General Partner


/s/ Authorized Signatory                /s/ Frederic C. Hamilton
- -------------------------------------   -------------------------------------
Platinum Venture Partners II, L.P.      Frederic C. Hamilton
By:  General Partner

Marquette Venture Partners              /s/ Lewis Miller
 II, L.P.                               -------------------------------------
                                        Lewis Miller
By:  Marquette General II, L.P.
     its General Partner
By:  JED, Limited Partnership
or   LDR, Limited Partnership
     its General Partners

/s/ Authorized Signatory
- -------------------------------------
a General Partner of one of the above


/s/ Authorized Signatory                /s/ John Morlock
- -------------------------------------   -------------------------------------
Morgan Lewis Githens & Ahn, L.P.        John Morlock

                        STOCKHOLDER SIGNATURE PAGES TO

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT




MVP II Affiliates Fund, L.P.            /s/ Alfred G. Naddaff
by:  Marquette General II, L.P.         -------------------------------------
     its General Partner                Alfred G. Naddaff
By:  JED, Limited Partnership
or   LDR, Limited Partnership
     its General Partners

/s/ Authorized Signatory
- -------------------------------------
a General Partner of one
 of the above


/s/ Saad J. Nadhir                      /s/ Gary Thomas Naifeh
- -------------------------------------   -------------------------------------
Saad J. Nadhir                          Gary Thomas Naifeh


/s/ Jeffrey C. Neal                     /s/ Stephen A. Norman
- -------------------------------------   -------------------------------------
Jeffrey C. Neal                         Stephen A. Norman


/s/ John Offerdahl                      /s/ Edward M. Palms
- -------------------------------------   -------------------------------------
OBG Holdings, Inc.                      Edward M. Palms


/s/ Thomas H. Patrick                   /s/ John H. Muehlstein
- -------------------------------------   -------------------------------------
Thomas H. Patrick                       Pedersen Bagel Investment Joint Venture


/s/ Charles A. Lewis                    /s/ Joren C. Peterson
- -------------------------------------   -------------------------------------
Peter C. Lewis Trust U/A 6/14/93        Joren C. Peterson
By:  Trustee


/s/ Paul A. Strasen                     /s/ Maurice Rowe
- -------------------------------------   -------------------------------------
PJS Bagel Investing, L.L.C.             Maurice Rowe
By:  Paul A. Strasen
Title:  Member


/s/ Robert J. Schmiedeler               /s/ Jeffry J. Shearer
- -------------------------------------   -------------------------------------
Robert J. Schmiedeler                   Jeffry J. Shearer


/s/ Thomas R. Sprague                   /s/ David G. Stanchak
- -------------------------------------   -------------------------------------
Thomas R. Sprague                       David G. Stanchak


/s/ Victoria B. Sprague
- -------------------------------------
Victoria B. Sprague


/s/ Mark G. Villalpando                 /s/ M. David White
- -------------------------------------   -------------------------------------
Mark G. Villalpando                     M. David White

                        STOCKHOLDER SIGNATURE PAGES TO

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT



/s/ Karen Rugen                         /s/ James W. Largay
- -------------------------------------   -------------------------------------
Karen Rugen                             James W. Largay


/s/ A.G. Rappaport                      /s/ Kathryn C. Lewis
- -------------------------------------   -------------------------------------
A.G. Rappaport                          Kathryn C. Lewis


/s/ Diane M. Rappaport
- -------------------------------------
Diane M. Rappaport


/s/ Mark A. Thomas                      /s/ Authorized Signatory
- -------------------------------------   -------------------------------------
Mark A. Thomas                          ALTHEO, Inc.


/s/ Nena M. Thomas
- -------------------------------------
Nena M. Thomas


/s/ Jeffrey L. Butler                   /s/ Shirley Morlock
- -------------------------------------   -------------------------------------
Jeffrey L. Butler                       Shirley Morlock


/s/ Rodney Rice                         /s/ Lisa A. Sebring
- -------------------------------------   -------------------------------------
Rodney Rice                             Lisa A. Sebring


/s/ Anthony J. Vinci                    /s/ Donald J. Bingle
- -------------------------------------   -------------------------------------
Anthony J. Vinci                        BOSTON CHICKEN, INC.
                                        By Its:  Vice President


/s/ Paula Vinci
- -------------------------------------
Paula Vinci


Triune Venture Partners, L.P.           /s/ Michelle Boucher
By:  Triune Venture Holdings, L.P.      -------------------------------------
By:  Triune, Inc.                       C&B Holdings, Ltd.
/s/ Kevin Shepherd                      By:  Michelle Boucher, Secretary
- -------------------------------------
Kevin Shepherd, President


/s/ Steven R. Berrard                   /s/ Authorized Signatory
- -------------------------------------   -------------------------------------
Steven R. Berrard                       Maverick Fund USA, Ltd.
                                        By:  Maverick Capital, Ltd.


/s/ Robert D. Polsky                    /s/ Hope M. Alper/Noah C. Alper
- -------------------------------------   -------------------------------------
Dan and Lynne Alper, as Community       The Alper Living Trust U/A/D
 Property                               By: Hope M. Alper, Noah C. Alper
By: Robert D. Polsky, as attorney in
 fact

                        STOCKHOLDER SIGNATURE PAGES TO

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


/s/ Frederic M. Alper                   /s/ Michael L. Epstein
- -------------------------------------   -------------------------------------
Frederic M. Alper                       Michael L. Epstein


/s/ Glenn Bacheller                     /s/ Dan Berch
- -------------------------------------   -------------------------------------
Glenn Bacheller                         Dan Berch


/s/ Craig J. Foley                      /s/ Nancy Hauge
- -------------------------------------   -------------------------------------
Craig J. Foley                          Nancy Hauge


/s/ Matt Holmes                         /s/ William B. Hughson
- -------------------------------------   -------------------------------------
Matt Holmes                             The William B. Hughson &
                                        Margaret A. Hsia
                                        Revocable Trust
                                        By: William B. Hughson, as trustee


/s/ Karen Klein                         /s/ James D. Mizes
- -------------------------------------   -------------------------------------
Karen Klein                             James D. Mizes


/s/ Barbara Musante                     /s/ George G.C. Parker
- -------------------------------------   -------------------------------------
Barbara Musante                         George G.C. Parker


/s/ John J. Fisher                      /s/ Byron K. Adams
- -------------------------------------   -------------------------------------
The Pisces Fund                         Rosewood Capital, L.P.
By: The 1989 Robert J. Fisher           By: Byron K. Adams, Principal
    Insurance Trust, General Partner
By: John J. Fisher, Trustee


/s/ William F. Schrader, Jr.            /s/ Judith Smith
- -------------------------------------   -------------------------------------
William F. Schrader, Jr.                Judith Smith


/s/ Martin M. Casey, Sr.                /s/ Douglas E. Troy
- -------------------------------------   -------------------------------------
Starbucks Corporation                   Douglas E. Troy
By: Martin M. Casey, Sr.,
    as Vice President